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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 19, 1996
                                                 -----------------

                          ASIA RESOURCES HOLDINGS, LTD.
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             (Exact name of registrant as specified in its charter)


                            REGAL INTERNATIONAL, INC.
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                           (Former name of registrant)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


         1-8334                                            75-1071589
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(Commission File Number)                       (IRS Employer Identification No.)


52/F Bank of China Tower, 1 Garden Road, Hong Kong
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (852) 2514-0300



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ITEM 4.           CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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         The Board of Directors of the Registrant has elected to change its independent accountants from Pannell Kerr Forster of Texas P.C. ("Pannell Kerr") to Arthur Anderson & Co. Pannell Kerr was dismissed on April 1, 1997, and Arthur Andersen & Co. was engaged on
         April 1, 1997. The decision resulted from the fact that after February 19, 1996 the Registrant's sole operating subsidiary is located in China, a location where Arthur Andersen has greater resources in the Registrant's areas of operation, and a prior, ongoing business relationship with the Registrant.

         Although Pannell Kerr's report on the Registrant's audited financial statements for the fiscal year ended December 31, 1994 and 1995 contained a "going concern" qualification, the change in independent accountants is not related to such qualification or to any disagreement with Pannell Kerr.

         There were no disagreements with Pannell Kerr on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its December 31, 1994 and December 31, 1995 reports.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
-------           EXHIBITS.
                  ---------------------------------------------------------

                  (c)      Exhibits

                  16.      Letter from Pannell Kerr Forster of Texas P.C. to the
                           SEC.

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     March 5, 1999                    ASIA RESOURCES HOLDINGS, LTD.



                                            By:  /s/ Chung Cho Yee, Mico
                                                --------------------------------
                                                 Chung Cho Yee, Mico
                                                 President


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